Sprott Funds Trust

Sprott Junior Gold Miners ETF (SGDJ)

Supplement dated December 19, 2025
to the Prospectus and Summary Prospectus dated April 30, 2025 as Supplemented October 16, 2025

In connection with the change in methodology of the Solactive Junior Gold Miners Custom Factors Index (the “Underlying Junior Gold Miners Index”) effective January 2, 2026, the second paragraph in the Prospectus and Summary Prospectus under the heading entitled “Principal Investment Strategies of the Fund” for the Sprott Junior Gold Miners ETF is replaced in its entirety (which will go into effect at the close of markets on December 31, 2025) with the following:

In order to be in the index universe (the “Index Universe”) for inclusion in the Underlying Junior Gold Miners Index, companies must be a component of the MARKET WATCH for the Solactive Global Gold Explorers & Developers Total Return Index. The Solactive Global Gold Explorers & Developers Total Return Index includes companies defined/identified as a gold explorer or gold producer. MARKET WATCH is an announcement of a list of companies/securities which are intended to contribute to the creation of the Underlying Junior Gold Miners Index. On selection days existing members of the Index Universe must have security-level market capitalization less than or equal to USD $4 billion. New members of the Index Universe need to have a security-level market capitalization of less than or equal to USD $3 billion. In the Underlying Junior Gold Miners Index, companies that have a security-level market capitalization of greater than USD $4 billion are excluded. The Underlying Junior Gold Miners Index has a target constituent count of 25 to 30 securities on selection day.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Fund’s Prospectus and Summary Prospectus, dated April 30, 2025, as supplemented on October 16, 2025, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-622-1813.

Please retain this Supplement for future reference.